                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 1999
                                                         -----------------


                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


     Delaware                         333-76801                 52-1495132
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 (State or other                    (Commission                (IRS Employer
 jurisdiction of                    File Number)            Identification No.)
  incorporation)

           343 Thornall Street
                Edison, NJ                                            08837
--------------------------------------------------------------------------------
 (Address of principal executive offices)                            Zip Code



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5.           Other Events

Filing of Computational Materials

                  Exhibit 99.1 which attaches Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Chase Securities Inc., which are hereby filed pursuant to such letter.

















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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------

         (99.1) Computational Materials prepared by Chase Securities Inc., in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 1999-S15











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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE MORTGAGE FINANCE
                                                CORPORATION

December 20, 1999

                                             By:/s/ Eileen Lindblom
                                                ------------------------------
                                                Name:  Eileen A. Lindblom
                                                Title: Vice President















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

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

(99.1)                  Computational Materials prepared              P
                        by Chase Securities Inc., in
                        connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through Certificates
                        Series 1999-S15


















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